                                                                   EXHIBIT 10.18


                               FIRST  AMENDMENT
                                      TO
                 GREENHOUSE OPERATION AND MANAGEMENT AGREEMENT


     THIS FIRST AMENDMENT TO GREENHOUSE OPERATION AND MANAGEMENT AGREEMENT (this "Amendment") is made as of this ___ day of September, 1996, between ROCKY MOUNTAIN PRODUCE LLC, a Colorado limited liability company ("RMP") and COLORADO GREENHOUSE LLC, a Colorado limited liability company ("CG").

                                   Recitals
                                   --------

     A. RMP and CG have entered into that certain Greenhouse Operation and Management Agreement dated December 29, 1994 to be effective January 1, 1994 (the "O&M Agreement"), whereby CG was engaged by RMP to operate and manage the greenhouse facility (the "Greenhouse") located in Ft. Lupton, Colorado.

     B. RMP and CG desire hereby to further amend certain provisions of the O&M in connection with an expansion of the Greenhouse and the consolidation of the greenhouse facility located in Rifle, Colorado (the "Rifle Greenhouse") with the Greenhouse and Other Greenhouses, as defined in, and pursuant to the terms of, the O&M Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, the parties hereby covenant and agree as follows:

     1.   The definition of "Other Greenhouses" in Section 2 is hereby deleted
                             -----------------
in its entirety and the following is inserted in lieu thereof:

     "Other Greenhouses" mean, collectively, the BGP Greenhouse, the BGP II
      -----------------
     Greenhouse and the Rifle Greenhouse (to the extent that the above are being operated and managed by Colorado Greenhouse), or such other greenhouses as Colorado Greenhouse may operate or manage during the term of this Agreement with the consent of RMP and Thermo.

     2.   The definition of "Primary Fee" in Section 2 is hereby deleted in its
                             -----------
entirety and the following is inserted in lieu thereof:

     "Primary Fee" means an amount, payable within 30 days after the end of each
      -----------
     calendar quarter during the term of this Agreement, equal to the Allocated Percentage of Net Revenue, which amount shall not exceed (i) $500,000 for 1994, (ii) the Allocated Percentage of $2,740,000 for 1995, (iii) the Allocated Percentage of $3,240,000, for the period commencing as of January 1, 1996 through and including the second complete calendar quarter following the completion date of the expansion of the Greenhouse, and (iv) thereafter, the Allocated Percentage of $3,429,092.

     3.   The definition of "Primary Fee Deficiency" in Section 2 is hereby
                             ----------------------
deleted in its entirety and the following is inserted in lieu thereof:

     "Primary Fee Deficiency" means an amount, to be calculated by BGP II within
      ----------------------
     30 days after the end of each calendar quarter during the term of this Agreement, equal to the amount, if any, by which the Allocated Amount (as defined below) exceeds the aggregate payments made on account of the Primary Fee for such calendar year. "Allocated Amount" means, (i) for 1995, the Allocated Percentage of $2,740,000, (ii) for the period commencing as of January 1, 1996 through and including the second complete calendar quarter following the completion date of the expansion of the Greenhouse, the Allocated Percentage of $3,240,000, and (iii) thereafter, the Allocated Percentage of $3,429,092.

     4.   The following definition shall be inserted after the definition of

"Reserve Amount" and before the definition of "Services" in Section 2:
 --------------                                --------

     "Rifle Greenhouse" means the greenhouse leased to Wolf Creek Rifle LLC and
      ----------------
     to be operated by Colorado Greenhouse, located in Rifle, Colorado.

     5. Exhibit C is hereby deleted in its entirety and the following is inserted in lieu thereof:

     A percentage, as the same may be modified from time-to-time, as in effect on the dates set forth below:

     Commencement Date                             37.730%

     Consolidation of the Rifle Greenhouse         31.907%

     The Second Complete Calendar Quarter
        Following the Completion Date of the
        Greenhouse Expansion                       30.147%


     6. Except as expressly amended pursuant to Sections 1 through 5 above, the terms and conditions of the O&M Agreement are unmodified and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                              ROCKY MOUNTAIN PRODUCE LLC, a Colorado limited liability company

                              By: __________________________
                              Name: ________________________
                              Title: _________________________

                              COLORADO GREENHOUSE LLC, a Colorado limited liability company

                              By: __________________________
                              Name: ________________________
                              Title: _________________________

                     THERMO COGENERATION PARTNERSHIP, L.P.
                               1735 19th Street
                               DENVER, CO 80202

                                 JULY __, 1996

The Prudential Insurance Company                     Credit Local de France
of America, as Lead Agent and as Lender              450 Park Avenue, 3rd Floor
c/o Prudential Power Funding Associates              New York, New York 10022
Four Gateway Center                                  Attn.: Mary Power
100 Mulberry Street
Newark, New Jersey 07102-4069
Attn.: Project Management Team                       Credit Lyonnais
                                                     Credit Lyonnais Building
The Fuji Bank, Limited,                              1301 Avenue of the Americas
as Bank Agent and as a Lender                        New York, New York 10018
1221 McKinney, Suite 4100                            Attn.: Richard Randall
Houston, Texas 77010
Attn.: Brian Kerrigan

Mellon Bank, N.A.                                    The Sanwa Bank, Limited
One Mellon Bank Center                               55 East 52nd Street
500 Grant Street, Room 4436                          New York, New York 10055
Pittsburgh, Pennsylvania 15258-000                   Attn.: David Leech
Attn.: William Jurik

Campagnie Financiere de CIC et
de L'Union Europeene
4, Rue Gaillon
75107 Paris Cedex 02 France
Attn.: Adam Brough

     RE: THERMO COGENERATION PARTNERSHIP, L.P.; AMENDED AND RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT DATED AS OF FEBRUARY 28, 1995

Ladies and Gentlemen:

     Reference is made to that certain Amended and Restated Construction and Term Loan Agreement (the "Loan Agreement") dated as of February 28, 1995, as amended, among Thermo Cogeneration Partnership, L.P. ("Borrower"). The Prudential Insurance Company of America, The Fuji Bank, Limited and the other parties named therein. Capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Loan Agreement.

     Section 9.5 of the Loan Agreement provides in part that Borrower will not, without the prior written consent of the Agents and Required Lenders, agree to any amendment, supplement or modification of any Basic Document. Borrower and Rocky Mountain Produce LLC ("RMP") desire to enter into the consent letter, in the form of Exhibit A attached hereto, in favor of Colorado Greenhouse LLC ("CG"). This consent letter will allow CG to add as an Other Greenhouse that certain greenhouse located in Rifle, Colorado and used in connection with the American Atlas cogeneration project. In connection with the current expansion of the BGP II

July ___, 1996
Page 2


Greenhouse, Borrower and RMP also desire to consent to (i) a change in the Allocated Percentage under the Greenhouse Operation and Management Agreement (the "O&M Agreement") dated as of December 29, 1994 between RMP and CG, (ii) a change in the definition of Reserve Amount under the O&M Agreement, and (iii) an increase in the primary fee to be paid to Brush Greenhouse Partners II, LLC, the lessee of the BGP II Greenhouse (as defined in the O&M Agreement). Because the contemplated amendments to the O&M Agreement will result in an amendment to the Greenhouse Lease, a Basic Document, your consent to such amendments is required. In addition, your consent to such amendments in also required because, pursuant to Section 15.5 of the O&M Agreement, the parties thereto have agreed that no change in the terms of provisions of the O&M Agreement shall be made without your consent. We also note that the O&M Agreement has been assigned to the Agent pursuant to that certain Collateral Assignment dated as of December 29, 1994, and that your consent to any amendment to the O&M Agreement is required under the Collateral Assignment.

     Borrower hereby requests that you consent to the execution of the attached letter by Borrower and RMP.

     Please confirm your agreement to the terms and provisions of this letter agreement by signing where indicated below.


                                   Very truly yours,

                                   THERMO COGENERATION PARTNERSHIP, L.P.

                                   By:  Thermo Ft. Lupton, L.P.,
                                        a general partner

                                        By:  Thermo Ft. Lupton I, Inc.,
                                             its general partner

                                             By:__________________________
                                                James Monroe, III
                                                President

                                   and

                                   By:  CSW Ft. Lupton, Inc., a general partner

                                        By: ___________________________
                                            Terry Dennis
                                            President

July ______, 1996
Page 3

Accepted and Agreed to this
______ day of July, 1996:

THE PRUDENTIAL INSURANCE                          THE FUJI BANK, LIMITED,
COMPANY OF AMERICA,                               as Bank Agent and as a Lender
as Lead Agent and as a Lender

By:__________________________                     By:___________________________
Title:_______________________                     Title:________________________


CREDIT LOCAL DE FRANCE                            CREDIT LYONNAIS

By:___________________________                    By:___________________________
Title:________________________                    Title:________________________

MELLON BANK, N.A.                                 THE SANWA BANK, LIMITED

By:___________________________                    By:___________________________
Title:________________________                    Title:________________________

CAMPAGNIE FINANCIERE DE CIC ET
DE L'UNION EUROPEENE

By:___________________________
Title:________________________